CMO Desk

Yields Given Prices Report

CSFB03-21G3MF 30 year 5.5’s

User ID: mflynn2

Deals Directory: /home/mflynn2/intexdeals

Date    08/12/2003 08:28:38

Bond:  A2 Balance: 68,239,500 Coupon: 5.500000

Delay: 24 Class Factor: 1.00 Accruing Since: 8/01/2003
Settlement Date: 8/29/2003 WHOLE30 year WAC: 6.38 WAM: 358.00
Months	CPR	CPR	CPR	CPR	CPR	CPR	CPR	CPR	CPR
480	8.00	10.00	15.00	20.00	25.00	30.00	35.00	40.00	45.00
99-28	5.512	5.502	5.475	5.447	5.418	5.388	5.355	5.321	5.283
100- 0	5.485	5.471	5.430	5.387	5.343	5.297	5.248	5.195	5.139
100- 4	5.458	5.439	5.384	5.327	5.269	5.207	5.141	5.071	4.995
100- 8	5.432	5.408	5.339	5.267	5.194	5.117	5.034	4.946	4.851
100-12	5.406	5.376	5.294	5.208	5.120	5.027	4.928	4.822	4.708
100-16	5.379	5.345	5.249	5.148	5.045	4.937	4.822	4.698	4.565
100-20	5.353	5.314	5.204	5.089	4.971	4.848	4.716	4.575	4.423
100-24	5.326	5.283	5.159	5.030	4.898	4.758	4.610	4.451	4.280
100-28	5.300	5.251	5.114	4.971	4.824	4.669	4.505	4.328	4.139
101- 0	5.274	5.220	5.070	4.912	4.750	4.581	4.399	4.206	3.997
101- 4	5.248	5.189	5.025	4.853	4.677	4.492	4.295	4.083	3.856
*101- 8	5.222	5.159	4.981	4.794	4.604	4.403	4.190	3.961	3.715
101-12	5.196	5.128	4.936	4.736	4.531	4.315	4.085	3.839	3.575
101-16	5.170	5.097	4.892	4.677	4.458	4.227	3.981	3.718	3.435
101-20	5.144	5.066	4.848	4.619	4.385	4.139	3.877	3.597	3.295
101-24	5.118	5.036	4.804	4.561	4.313	4.052	3.774	3.476	3.156
101-28	5.093	5.005	4.760	4.503	4.240	3.964	3.670	3.355	3.017
102- 0	5.067	4.975	4.716	4.445	4.168	3.877	3.567	3.235	2.878
102- 4	5.041	4.944	4.672	4.387	4.096	3.790	3.464	3.115	2.740
102- 8	5.016	4.914	4.629	4.329	4.024	3.703	3.361	2.995	2.602
102-12	4.990	4.884	4.585	4.272	3.952	3.616	3.259	2.876	2.465
102-16	4.965	4.853	4.542	4.214	3.881	3.530	3.156	2.757	2.327
102-20	4.939	4.823	4.498	4.157	3.809	3.444	3.054	2.638	2.190

AVG LIFE	6.12	4.94	3.19	2.33	1.83	1.49	1.25	1.06	0.92
DURATION	4.72	3.99	2.77	2.10	1.68	1.39	1.18	1.01	0.87
FIRST PAY	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
LAST PAY	7/21	7/18	10/12	10/09	4/08	6/07	10/06	4/06	12/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-21G3MF 30 year 5.5’s

User ID: mflynn2   Deals Directory: /home/mflynn2/intexdeals

Date  08/12/2003 09:20:23

Bond:  A2 Balance: 68,239,500 Coupon: 5.500000

Delay: 24 Class Factor: 1.00 Accruing Since: 8/01/2003

Settlement Date: 8/29/2003 WHOLE 30 year WAC: 6.38 WAM: 358.00

>>>>> Prepayment Ramp begins at 6.000 and rises to 20.000 by month 12.<<<<

Months	PPC	PPC	PPC	PPC	PPC	PPC	PPC
480	50	75	100	125	150	200	225
99-28	5.505	5.481	5.457	5.434	5.411	5.365	5.342
100- 0	5.474	5.439	5.402	5.367	5.333	5.263	5.228
100- 4	5.444	5.396	5.348	5.301	5.255	5.161	5.114
100- 8	5.414	5.354	5.293	5.235	5.177	5.059	5.000
100-12	5.384	5.312	5.239	5.168	5.099	4.958	4.887
100-16	5.354	5.270	5.185	5.102	5.021	4.857	4.774
100-20	5.324	5.228	5.131	5.036	4.943	4.756	4.661
100-24	5.294	5.186	5.076	4.971	4.866	4.655	4.549
100-28	5.264	5.144	5.023	4.905	4.789	4.554	4.436
101- 0	5.235	5.102	4.969	4.839	4.712	4.454	4.324
101- 4	5.205	5.060	4.915	4.774	4.635	4.354	4.212
*101- 8	5.175	5.019	4.861	4.709	4.558	4.254	4.101
101-12	5.146	4.977	4.808	4.644	4.481	4.154	3.989
101-16	5.116	4.936	4.755	4.579	4.405	4.055	3.878
101-20	5.087	4.895	4.701	4.514	4.329	3.955	3.767
101-24	5.057	4.853	4.648	4.449	4.253	3.856	3.657
101-28	5.028	4.812	4.595	4.385	4.177	3.757	3.546
102- 0	4.999	4.771	4.542	4.320	4.101	3.659	3.436
102- 4	4.970	4.730	4.489	4.256	4.025	3.560	3.326
102- 8	4.941	4.689	4.437	4.192	3.950	3.462	3.217
102-12	4.912	4.648	4.384	4.128	3.874	3.364	3.107
102-16	4.883	4.608	4.331	4.064	3.799	3.266	2.998
102-20	4.854	4.567	4.279	4.000	3.724	3.169	2.889

AVG LIFE	5.17	3.43	2.57	2.07	1.73	1.31	1.17
DURATION	4.16	2.96	2.30	1.89	1.60	1.23	1.10
FIRST PAY	9/03	9/03	9/03	9/03	9/03	9/03	9/03
LAST PAY	10/18	3/13	2/10	7/08	9/07	8/06	3/06

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G1BBG7  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/08/2003  13:12:04

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.90 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G1BBG7 Bond Name: lAl

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A1	1A1	1A1	1A1	1A1
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	96.01	90.55	89.18	89.18	89.18
8/25/2005	91.78	73.63	69.15	69.15	69.15
8/25/2006	87.29	52.06	43.64	43.64	42.16
8/25/2007	82.53	31.52	19.77	19.77	0.00
8/25/2008	77.48	12.24	0.00	0.00	0.00
8/25/2009	72.70	0.00	0.00	0.00	0.00
8/25/2010	67.63	0.00	0.00	0.00	0.00
8/25/2011	62.25	0.00	0.00	0.00	0.00
8/25/2012	56.55	0.00	0.00	0.00	0.00
8/25/2013	50.50	0.00	0.00	0.00	0.00
8/25/2014	44.09	0.00	0.00	0.00	0.00
8/25/2015	37.29	0.00	0.00	0.00	0.00
8/25/2016	30.07	0.00	0.00	0.00	0.00
8/25/2017	22.42	0.00	0.00	0.00	0.00
8/25/2018	14.30	0.00	0.00	0.00	0.00
8/25/2019	5.69	0.00	0.00	0.00	0.00
4/25/2020	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	9.51	3.12	2.75	2.72	2.51

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G1BBG7  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/08/2003  13:12:04

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.90 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G1BBG7 Bond Name: 1A21

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A21	1A21	1A21	1A21	1A21
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	100.00	100.00	100.00
8/25/2005	100.00	100.00	100.00	100.00	100.00
8/25/2006	100.00	100.00	100.00	100.00	100.00
8/25/2007	100.00	100.00	100.00	100.00	85.36
8/25/2008	100.00	100.00	95.57	73.00	17.30
8/25/2009	100.00	90.94	58.20	28.26	0.00
8/25/2010	100.00	60.16	25.23	0.00	0.00
8/25/2011	100.00	32.31	2.47	0.00	0.00
8/25/2012	100.00	7.10	0.00	0.00	0.00
8/25/2013	100.00	0.00	0.00	0.00	0.00
8/25/2014	100.00	0.00	0.00	0.00	0.00
8/25/2015	100.00	0.00	0.00	0.00	0.00
8/25/2016	100.00	0.00	0.00	0.00	0.00
8/25/2017	100.00	0.00	0.00	0.00	0.00
8/25/2018	100.00	0.00	0.00	0.00	0.00
8/25/2019	100.00	0.00	0.00	0.00	0.00
8/25/2020	93.14	0.00	0.00	0.00	0.00
8/25/2021	73.84	0.00	0.00	0.00	0.00
8/25/2022	53.37	0.00	0.00	0.00	0.00
8/25/2023	31.66	0.00	0.00	0.00	0.00
8/25/2024	8.63	0.00	0.00	0.00	0.00
1/25/2025	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	19.14	7.44	6.34	5.59	4.54

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G1BBG7  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/08/2003  13:12:04

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.90 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G1BBG7 Bond Name: 1A3

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A3	1A3	1A3	1A3	1A3
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	100.00	100.00	100.00
8/25/2005	100.00	100.00	100.00	100.00	100.00
8/25/2006	100.00	100.00	100.00	100.00	100.00
8/25/2007	100.00	100.00	100.00	100.00	100.00
8/25/2008	100.00	100.00	100.00	100.00	100.00
8/25/2009	100.00	100.00	100.00	100.00	61.23
8/25/2010	100.00	100.00	100.00	95.86	19.67
8/25/2011	100.00	100.00	100.00	60.68	1.25
8/25/2012	100.00	100.00	76.79	40.76	0.00
8/25/2013	100.00	70.09	59.13	30.20	0.00
8/25/2014	100.00	45.44	45.44	22.32	0.00
8/25/2015	100.00	34.82	34.82	16.46	0.00
8/25/2016	100.00	26.61	26.61	12.10	0.00
8/25/2017	100.00	20.27	20.27	8.87	0.00
8/25/2018	100.00	15.38	15.38	6.47	0.00
8/25/2019	100.00	11.62	11.62	4.71	0.00
8/25/2020	100.00	8.74	8.74	3.40	0.00
8/25/2021	100.00	6.53	6.53	2.45	0.00
8/25/2022	100.00	4.85	4.85	1.75	0.00
8/25/2023	100.00	3.57	3.57	1.24	0.00
8/25/2024	100.00	2.60	2.60	0.87	0.00
8/25/2025	70.02	1.87	1.87	0.60	0.00
8/25/2026	20.85	1.32	1.32	0.41	0.00
8/25/2027	0.92	0.92	0.92	0.27	0.00
8/25/2028	0.62	0.62	0.62	0.18	0.00
8/25/2029	0.40	0.40	0.40	0.11	0.00
8/25/2030	0.24	0.24	0.24	0.06	0.00
8/25/2031	0.12	0.12	0.12	0.03	0.00
8/25/2032	0.04	0.04	0.04	0.01	0.00
6/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	22.46	12.09	11.75	9.62	6.40

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G1BBG7  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/08/2003  13:12:04

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.90 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G1BBG7 Bond Name: 1A15

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A15	1A15	1A15	1A15	1A15
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	91.03	85.88	80.71
8/25/2005	100.00	100.00	71.43	55.63	40.21
8/25/2006	100.00	100.00	48.90	22.71	0.00
8/25/2007	100.00	100.00	32.87	1.51	0.00
8/25/2008	100.00	100.00	22.35	0.00	0.00
8/25/2009	100.00	100.00	17.40	0.00	0.00
8/25/2010	100.00	100.00	15.66	0.00	0.00
8/25/2011	100.00	100.00	13.91	0.00	0.00
8/25/2012	100.00	100.00	11.98	0.00	0.00
8/25/2013	100.00	100.00	10.13	0.00	0.00
8/25/2014	100.00	96.03	8.51	0.00	0.00
8/25/2015	100.00	89.20	7.09	0.00	0.00
8/25/2016	100.00	82.36	5.88	0.00	0.00
8/25/2017	100.00	75.60	4.84	0.00	0.00
8/25/2018	100.00	68.98	3.95	0.00	0.00
8/25/2019	100.00	62.57	3.21	0.00	0.00
8/25/2020	100.00	56.39	2.59	0.00	0.00
8/25/2021	100.00	50.46	2.07	0.00	0.00
8/25/2022	100.00	44.81	1.64	0.00	0.00
8/25/2023	100.00	39.42	1.29	0.00	0.00
8/25/2024	100.00	34.31	1.00	0.00	0.00
8/25/2025	100.00	29.48	0.76	0.00	0.00
8/25/2026	100.00	24.90	0.57	0.00	0.00
8/25/2027	92.05	20.58	0.42	0.00	0.00
8/25/2028	78.46	16.52	0.30	0.00	0.00
8/25/2029	64.04	12.68	0.21	0.00	0.00
8/25/2030	48.71	9.08	0.13	0.00	0.00
8/25/2031	32.45	5.69	0.07	0.00	0.00
8/25/2032	15.19	2.50	0.03	0.00	0.00
6/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	26.85	18.75	4.33	2.19	1.75

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G1BBG7  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/08/2003  13:12:04

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.90 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G1BBG7 Bond Name: 1A5

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A5	1A5	1A5	1A5	1A5
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	88.40	81.74	75.05
8/25/2005	100.00	100.00	63.04	42.61	22.66
8/25/2006	100.00	100.00	33.91	0.03	0.00
8/25/2007	100.00	100.00	13.18	0.00	0.00
8/25/2008	100.00	100.00	0.00	0.00	0.00
8/25/2009	100.00	100.00	0.00	0.00	0.00
8/25/2010	100.00	100.00	0.00	0.00	0.00
8/25/2011	100.00	100.00	0.00	0.00	0.00
8/25/2012	100.00	100.00	0.00	0.00	0.00
8/25/2013	100.00	100.00	0.00	0.00	0.00
8/25/2014	100.00	94.86	0.00	0.00	0.00
8/25/2015	100.00	86.03	0.00	0.00	0.00
8/25/2016	100.00	77.18	0.00	0.00	0.00
8/25/2017	100.00	68.44	0.00	0.00	0.00
8/25/2018	100.00	59.88	0.00	0.00	0.00
8/25/2019	100.00	51.59	0.00	0.00	0.00
8/25/2020	100.00	43.59	0.00	0.00	0.00
8/25/2021	100.00	35.93	0.00	0.00	0.00
8/25/2022	100.00	28.61	0.00	0.00	0.00
8/25/2023	100.00	21.65	0.00	0.00	0.00
8/25/2024	100.00	15.04	0.00	0.00	0.00
8/25/2025	100.00	8.78	0.00	0.00	0.00
8/25/2026	100.00	2.86	0.00	0.00	0.00
8/25/2027	89.71	0.00	0.00	0.00	0.00
8/25/2028	72.15	0.00	0.00	0.00	0.00
8/25/2029	53.48	0.00	0.00	0.00	0.00
8/25/2030	33.66	0.00	0.00	0.00	0.00
8/25/2031	12.63	0.00	0.00	0.00	0.00
3/25/2032	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	26.14	16.48	2.52	1.80	1.48

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G1BBG7  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/08/2003  13:12:04

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.90 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G1BBG7 Bond Name: 1A6

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A6	1A6	1A6	1A6	1A6
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	100.00	100.00	100.00
8/25/2005	100.00	100.00	100.00	100.00	100.00
8/25/2006	100.00	100.00	100.00	100.00	0.00
8/25/2007	100.00	100.00	100.00	0.00	0.00
8/25/2008	100.00	100.00	96.98	0.00	0.00
8/25/2009	100.00	100.00	52.44	0.00	0.00
8/25/2010	100.00	100.00	36.85	0.00	0.00
8/25/2011	100.00	100.00	21.04	0.00	0.00
8/25/2012	100.00	100.00	3.75	0.00	0.00
8/25/2013	100.00	100.00	0.00	0.00	0.00
8/25/2014	100.00	100.00	0.00	0.00	0.00
8/25/2015	100.00	100.00	0.00	0.00	0.00
8/25/2016	100.00	100.00	0.00	0.00	0.00
8/25/2017	100.00	100.00	0.00	0.00	0.00
8/25/2018	100.00	100.00	0.00	0.00	0.00
8/25/2019	100.00	100.00	0.00	0.00	0.00
8/25/2020	100.00	100.00	0.00	0.00	0.00
8/25/2021	100.00	100.00	0.00	0.00	0.00
8/25/2022	100.00	100.00	0.00	0.00	0.00
8/25/2023	100.00	100.00	0.00	0.00	0.00
8/25/2024	100.00	100.00	0.00	0.00	0.00
8/25/2025	100.00	100.00	0.00	0.00	0.00
8/25/2026	100.00	100.00	0.00	0.00	0.00
8/25/2027	100.00	81.10	0.00	0.00	0.00
8/25/2028	100.00	44.50	0.00	0.00	0.00
8/25/2029	100.00	10.05	0.00	0.00	0.00
8/25/2030	100.00	0.00	0.00	0.00	0.00
8/25/2031	100.00	0.00	0.00	0.00	0.00
8/25/2032	32.57	0.00	0.00	0.00	0.00
11/25/2032	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	28.92	24.90	6.60	3.26	2.53

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G1BBG7  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/08/2003  13:12:04

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.90 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G1BBG7 Bond Name: 1A7

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A7	1A7	1A7	1A7	1A7
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	100.00	100.00	100.00
8/25/2005	100.00	100.00	100.00	100.00	100.00
8/25/2006	100.00	100.00	100.00	100.00	0.00
8/25/2007	100.00	100.00	100.00	13.01	0.00
8/25/2008	100.00	100.00	100.00	0.00	0.00
8/25/2009	100.00	100.00	100.00	0.00	0.00
8/25/2010	100.00	100.00	100.00	0.00	0.00
8/25/2011	100.00	100.00	100.00	0.00	0.00
8/25/2012	100.00	100.00	100.00	0.00	0.00
8/25/2013	100.00	100.00	87.61	0.00	0.00
8/25/2014	100.00	100.00	73.56	0.00	0.00
8/25/2015	100.00	100.00	61.34	0.00	0.00
8/25/2016	100.00	100.00	50.82	0.00	0.00
8/25/2017	100.00	100.00	41.82	0.00	0.00
8/25/2018	100.00	100.00	34.19	0.00	0.00
8/25/2019	100.00	100.00	27.76	0.00	0.00
8/25/2020	100.00	100.00	22.38	0.00	0.00
8/25/2021	100.00	100.00	17.89	0.00	0.00
8/25/2022	100.00	100.00	14.18	0.00	0.00
8/25/2023	100.00	100.00	11.13	0.00	0.00
8/25/2024	100.00	100.00	8.63	0.00	0.00
8/25/2025	100.00	100.00	6.60	0.00	0.00
8/25/2026	100.00	100.00	4.96	0.00	0.00
8/25/2027	100.00	100.00	3.65	0.00	0.00
8/25/2028	100.00	100.00	2.60	0.00	0.00
8/25/2029	100.00	100.00	1.77	0.00	0.00
8/25/2030	100.00	78.49	1.13	0.00	0.00
8/25/2031	100.00	49.19	0.63	0.00	0.00
8/25/2032	100.00	21.66	0.25	0.00	0.00
6/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	29.55	28.03	14.26	3.79	2.82

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G1BBG7  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/08/2003  13:12:04

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.90 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G1BBG7 Bond Name: 1A4

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A4	1A4	1A4	1A4	1A4
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	100.00	100.00	100.00
8/25/2005	100.00	100.00	100.00	100.00	100.00
8/25/2006	100.00	100.00	100.00	100.00	100.00
8/25/2007	100.00	100.00	100.00	100.00	100.00
8/25/2008	100.00	100.00	100.00	100.00	100.00
8/25/2009	98.17	96.37	92.53	90.47	88.31
8/25/2010	96.23	92.16	83.81	79.52	75.15
8/25/2011	94.17	86.90	72.84	66.06	59.45
8/25/2012	91.99	80.79	60.72	51.83	40.49
8/25/2013	89.67	74.03	48.54	38.40	27.63
8/25/2014	87.22	67.68	38.71	28.38	18.81
8/25/2015	84.61	61.72	30.80	20.93	12.77
8/25/2016	81.85	56.12	24.43	15.39	8.65
8/25/2017	78.92	50.87	19.31	11.27	5.84
8/25/2018	75.81	45.93	15.21	8.23	3.93
8/25/2019	72.51	41.30	11.93	5.98	2.63
8/25/2020	69.02	36.95	9.31	4.33	1.75
8/25/2021	65.31	32.87	7.23	3.11	1.16
8/25/2022	61.38	29.03	5.57	2.22	0.76
8/25/2023	57.20	25.44	4.26	1.57	0.50
8/25/2024	52.78	22.06	3.22	1.10	0.32
8/25/2025	48.09	18.89	2.41	0.76	0.21
8/25/2026	43.11	15.92	1.77	0.52	0.13
8/25/2027	37.83	13.13	1.27	0.35	0.08
8/25/2028	32.23	10.52	0.89	0.22	0.05
8/25/2029	26.29	8.07	0.59	0.14	0.03
8/25/2030	20.00	5.77	0.37	0.08	0.01
8/25/2031	13.32	3.61	0.20	0.04	0.01
8/25/2032	6.23	1.59	0.08	0.01	*
6/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	20.37	15.30	10.88	9.82	9.00

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G1BBG7  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/08/2003  13:12:04

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.90 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G1BBG7 Bond Name: 1B1

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1B1	1B1	1B1	1B1	1B1
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	98.73	98.73	98.73	98.73	98.73
8/25/2005	97.39	97.39	97.39	97.39	97.39
8/25/2006	95.97	95.97	95.97	95.97	95.97
8/25/2007	94.46	94.46	94.46	94.46	94.46
8/25/2008	92.85	92.85	92.85	92.85	92.85
8/25/2009	91.16	89.48	85.92	84.01	82.00
8/25/2010	89.35	85.57	77.82	73.84	69.78
8/25/2011	87.44	80.69	67.63	61.34	55.20
8/25/2012	85.41	75.02	56.38	48.13	40.57
8/25/2013	83.26	68.74	45.07	35.66	27.68
8/25/2014	80.98	62.85	35.95	26.36	18.85
8/25/2015	78.56	57.31	28.59	19.43	12.80
8/25/2016	76.00	52.11	22.68	14.29	8.67
8/25/2017	73.28	47.23	17.93	10.47	5.85
8/25/2018	70.39	42.65	14.13	7.64	3.93
8/25/2019	67.33	38.35	11.08	5.56	2.63
8/25/2020	64.08	34.31	8.65	4.02	1.75
8/25/2021	60.64	30.52	6.71	2.89	1.16
8/25/2022	56.99	26.96	5.17	2.06	0.76
8/25/2023	53.12	23.62	3.95	1.46	0.50
8/25/2024	49.01	20.48	2.99	1.03	0.32
8/25/2025	44.65	17.54	2.23	0.71	0.21
8/25/2026	40.03	14.78	1.64	0.48	0.13
8/25/2027	35.13	12.20	1.18	0.32	0.08
8/25/2028	29.93	9.77	0.83	0.21	0.05
8/25/2029	24.42	7.49	0.55	0.13	0.03
8/25/2030	18.57	5.35	0.34	0.07	0.01
8/25/2031	12.36	3.35	0.19	0.04	0.01
8/25/2032	5.79	1.47	0.07	0.01	*
6/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	19.10	14.40	10.29	9.31	8.63

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-21G1BBG7 30 year 5.2’s

Date: 08/08/2003 13:09:32

CMO Structuring Desk:  212 325-4314  Fax: 212 325-8148 Pac Bands I: 125- 350 II:

0- 0 III:  0-  0

First Pay:  9/25/2003

WHOLE 30 year Pricing Speed:  300 PSA Pac1% 54.35 WAC: 5.90 WAM: 358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
1A2	14,103,714.29	5.25000	9/03- 7/08	2.75		0.00							4.40
1Al	98,726,000.00	4.50000	9/03- 7/08	2.75		0.00							30.77
1A21	49,538,000.00	5.25000	7/08-10/11	6.34		0.00							15.44
1A3	26,098,000.00	5.25000	10/11- 6/33	11.75		11.75							8.13
1A14	38,000,000.00	5.50000	9/03- 6/33	4.33		0.00							11.84
1A15	1,809,524.00	0.00000	9/03- 6/33	4.33		0.00							0.56
1A5	19,250,000.00	5.25000	9/03- 8/08	2.52		0.00							6.00
1A13	17,500,000.00	2.75000	9/03- 8/08	2.52		1ML	+ 1.00			" 1ML + 1.000000 cap: 7.	7.5	1.00	5.45
1A17	6,527,777.00	11.39362	9/03- 8/08	2.52		1ML	+16.09			" 16.085 + -2.681 * 1M	16.1	-2.68	2.03
1A18	972,223.00	9.00000	9/03- 8/08	2.52		1ML	+117.00			" 117.000 + -18.000 * 1M	9.0	-18.00	0.30
1Al1	3,525,000.00	2.60000	9/03- 8/08	2.52		1ML	+ 1.50			" 1ML + 1.500000 cap: 7.	7.0	1.00	1.10
1A12	1,175,000.00	13.20000	9/03- 8/08	2.52		1ML	+16.50			" 16.500 + -3.000 * 1M	16.5	-3.00	0.37
1A8	2,000,000.00	5.25000	9/03- 8/08	2.52		0.00							0.62
1A6	5,329,000.00	5.25000	8/08-11/12	6.60		0.00							1.66
1A9	2,000,000.00	5.25000	8/08-11/12	6.60		0.00							0.62
1A7	2,805,844.00	5.25000	11/12- 6/33	14.26		0.00							0.87
1A19	2,112,000.00	2.61000	11/12- 6/33	14.26		1ML	+ 1.50			" 1ML + 1.500000 cap: 7.	7.0	1.00	0.66
1A20	704,000.00	13.17000	11/12- 6/33	14.26		1ML	+16.50			" 16.500 + -3.000 * 1M	16.5	-3.00	0.22
1A10	2,000,000.00	5.25000	11/12- 6/33	14.26		0.00							0.62
1A4	29,979,152.00	5.25000	9/08- 6/33	10.88		0.00							9.34
1A16	1,140,000.00	5.25000	9/08- 6/33	10.88		0.00							0.36
1B1	9,624,480.00	5.25000	9/03- 6/33	10.29		10.29				"Sub. Bond, 3.00 percen			3.00
Tot: 22	320,816,000	5.01920		5.45

Collateral
Type Bal(MM) Coup Prepay WAM Age AcrInt(M) WAC
WHOLE 320.816 5.250 PSA 300 358 2 1309.999 5.900

# 1

320.816 5.2500

358.0 2.0 1309.999

Yield Curve

Indices

Yr  1.97  2.85  4.85  9.85  27.60

1ML

Yld 1.322 1.661 2.516 3.657  4.692

1.107

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-21G1BBG7 30 year 5.2’s

Date: 08/08/2003 13:09:32

CMO Structuring Desk:  212 325-4314  Fax: 212 325-8148 Pac Bands I: 125- 350 II:

0-0 III:  0-  0

Closing Date:  8/29/2003

WHOLE 30 year Pricing Speed: 300 PSA     Pacl %: 54.35

First pay 9/25/2003

WAC:  5.90

WAM:  358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin o	Yield	Price %	Description	Cap	Mult	Bal %

Tot: 22 320,816,000 5.01920	5.45
Collateral
Type Bal(MM) Coup Prepay WAM Age AcrInt(M) WAC
WHOLE 320.816 5.250 PSA 300 358 2 1309.999 5.900

# 1

320.816 5.2500

358.0 2.0 1309.999

Yield Curve

Indices

Yr  1.97  2.85  4.85  9.85  27.60

1ML

Yld 1.322 1.661 2.516 3.657  4.692

1.107

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G2BBG  15 year  4.8’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/17/2003  11:43:52

CMO Desk

Settlement Date:  8/29/2003  WHOLE 15 year WAC: 5.30 WAM: 178.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G2BBG Bond Name: 2A1

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	2A1	2A1	2A1	2A1	2A1
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	95.44	93.77	90.40	88.71	87.01
8/25/2005	90.63	85.28	74.92	69.93	65.05
8/25/2006	85.57	75.60	57.74	49.81	42.51
8/25/2007	80.22	66.48	43.95	34.90	27.16
8/25/2008	74.59	57.96	33.09	24.11	16.98
8/25/2009	68.65	50.06	24.71	16.52	10.52
8/25/2010	62.39	42.70	18.23	11.17	6.40
8/25/2011	55.79	35.85	13.26	7.46	3.86
8/25/2012	48.83	29.48	9.48	4.92	2.31
8/25/2013	41.49	23.54	6.61	3.18	1.38
8/25/2014	33.75	18.01	4.41	1.96	0.78
8/25/2015	25.60	12.83	2.74	1.13	0.42
8/25/2016	17.00	8.01	1.49	0.57	0.19
8/25/2017	7.93	3.51	0.57	0.20	0.06
6/25/2018	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	8.41	6.56	4.34	3.67	3.17

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G2BBG 15 year  4.8’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/17/2003  11:43:52

CMO Desk

Settlement Date:  8/29/2003  WHOLE 15 year WAC: 5.30 WAM: 178.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G2BBG Bond Name: 2A6

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	2A6	2A6	2A6	2A6	2A6
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	94.84	92.94	89.13	87.22	85.30
8/25/2005	89.40	83.33	71.61	65.95	60.44
8/25/2006	83.66	72.38	52.16	43.18	34.92
8/25/2007	77.61	62.05	36.54	26.29	17.53
8/25/2008	71.23	52.41	24.25	14.08	6.01
8/25/2009	64.51	43.46	14.77	5.49	0.00
8/25/2010	57.42	35.12	7.42	0.00	0.00
8/25/2011	49.95	27.37	1.80	0.00	0.00
8/25/2012	42.07	20.16	0.00	0.00	0.00
8/25/2013	33.76	13.44	0.00	0.00	0.00
8/25/2014	25.00	7.17	0.00	0.00	0.00
8/25/2015	15.77	1.32	0.00	0.00	0.00
8/25/2016	6.03	0.00	0.00	0.00	0.00
4/25/2017	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	7.63	5.64	3.50	2.95	2.56

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G2BBG  15 year  4.8’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/17/2003  11:43:52

CMO Desk

Settlement Date:  8/29/2003  WHOLE 15 year WAC: 5.30 WAM: 178.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G2BBG Bond Name: 2A15

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	2A15	2A15	2A15	2A15	2A15
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	100.00	100.00	100.00
8/25/2005	100.00	100.00	100.00	100.00	100.00
8/25/2006	100.00	100.00	100.00	100.00	100.00
8/25/2007	100.00	100.00	100.00	100.00	100.00
8/25/2008	100.00	100.00	100.00	100.00	100.00
8/25/2009	100.00	100.00	100.00	100.00	90.12
8/25/2010	100.00	100.00	100.00	95.67	54.83
8/25/2011	100.00	100.00	100.00	63.93	33.07
8/25/2012	100.00	100.00	81.22	42.13	19.83
8/25/2013	100.00	100.00	56.59	27.21	11.80
8/25/2014	100.00	100.00	37.75	16.82	6.72
8/25/2015	100.00	100.00	23.48	9.70	3.57
8/25/2016	100.00	68.64	12.78	4.89	1.66
8/25/2017	67.95	30.11	4.89	1.74	0.54
6/25/2018	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	14.25	13.53	10.71	9.14	7.76

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G2BBG  15 year  4.8’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/17/2003  11:43:52

CMO Desk

Settlement Date:  8/29/2003  WHOLE 15 year WAC: 5.30 WAM: 178.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G2BBG Bond Name: 2B1

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	2B1	2B1	2B1	2B1	2B1
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	95.44	95.44	95.44	95.44	95.44
8/25/2005	90.63	90.63	90.63	90.63	90.63
8/25/2006	85.57	85.57	85.57	85.57	85.57
8/25/2007	80.22	80.22	80.22	80.22	80.22
8/25/2008	74.59	74.59	74.59	74.59	74.59
8/25/2009	68.65	67.39	64.71	63.27	61.75
8/25/2010	62.39	59.75	54.34	51.56	48.72
8/25/2011	55.79	51.48	43.15	39.13	35.22
8/25/2012	48.83	42.88	32.23	27.51	23.19
8/25/2013	41.49	34.25	22.46	17.77	13.79
8/25/2014	33.75	26.19	14.98	10.99	7.86
8/25/2015	25.60	18.67	9.32	6.33	4.17
8/25/2016	17.00	11.66	5.07	3.20	1.94
8/25/2017	7.93	5.11	1.94	1.13	0.63
6/25/2018	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	8.41	7.96	7.26	6.99	6.75

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-21G2BBG 15 year 4.8’s

Date: 07/17/2003 11:41:34

CMO Structuring Desk:  212 325-4314  Fax: 212 325-8148

Closing Date:  8/29/2003

WHOLE 15 year Pricing Speed: 300 PSA

First Pay: 9/25/2003

WAC:  5.30

WAM:  178.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
2I01	4,690,460.53	4.75000	9/03- 6/18	4.34		0.00							5.36
2A5	5,941,250.00	3.50000	9/03- 6/18	4.34		0.00							6.79
2A4	5,941,250.00	3.75000	9/03- 6/18	4.34		0.00							6.79
2A3	5,941,250.00	4.00000	9/03- 6/18	4.34		0.00							6.79
2A2	5,941,250.00	4.25000	9/03- 6/18	4.34		0.00							6.79
2A1	5,941,250.00	4.50000	9/03- 6/18	4.34		0.00							6.79
2I02	12,823,684.21	4.75000	9/03- 1/12	3.50		0.00							14.66
2A6	5,414,444.00	4.50000	9/03- 1/12	3.50		0.00							6.19
2A7	5,414,444.00	4.25000	9/03- 1/12	3.50		0.00							6.19
2A8	5,414,445.00	4.00000	9/03- 1/12	3.50		0.00							6.19
2A9	5,414,444.00	3.75000	9/03- 1/12	3.50		0.00							6.19
2A10	5,414,445.00	3.50000	9/03- 1/12	3.50		0.00							6.19
2A11	5,414,444.00	3.25000	9/03- 1/12	3.50		0.00							6.19
2A12	5,414,445.00	3.00000	9/03- 1/12	3.50		0.00							6.19
2A13	5,414,444.00	2.75000	9/03- 1/12	3.50		0.00							6.19
2A14	5,414,445.00	2.50000	9/03- 1/12	3.50		0.00							6.19
2A15	6,438,750.00	4.75000	1/12- 6/18	10.71		0.00							7.36
2B1	2,625,000.00	4.75000	9/03- 6/18	7.26		0.00				"Sub. Bond, 3.00 percen			3.00

Tot: 18

87,500,000

3.79923

4.31 0.00

-1200.04160- 0

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

87.500

4.750

PSA 300

178

2

323.264

5.300

# 1

87.500 4.7500

178.0 2.0 323.264

Yield Curve

Indices

Yr 1.93 2.89 4.89 9.89 27.64

1ML

Yld 1.110 1.385 2.158 3.265 4.344

1.400

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-21G2BBG 15 year 4.8's

Date:07/17/2003

11:41:34

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 8/29/2003

WHOLE 15 year Pricing Speed: 300 PSA

First pay:  9/25/2003

WAC:  5.30

WAM:  178.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %

Tot: 18

87,500,000

3.79923

4.31 0.00

-1200.04160- 0

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

87.500

4.750

PSA 300

178

2

323.264

5.300

# 1

87.500 4.7500

178.0 2.0 323.264

Yield Curve

Indices

Yr 1.93 2.89 4.89 9.89 27.64

1ML

Yld 1.110 1.385 2.158 3.265 4.344

1.400

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G7BBG2  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/04/2003  12:54:05

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.80 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G7BBG2 Bond Name: 7A1

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	7A1	7A1	7A1	7A1	7A1
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	96.68	92.23	91.12	91.12	91.12
8/25/2005	93.17	78.38	74.73	74.73	74.73
8/25/2006	89.45	60.74	53.88	53.88	52.59
8/25/2007	85.51	43.94	34.37	34.37	12.22
8/25/2008	81.33	28.18	16.41	7.14	0.00
8/25/2009	77.38	14.47	1.10	0.00	0.00
8/25/2010	73.19	1.86	0.00	0.00	0.00
8/25/2011	68.76	0.00	0.00	0.00	0.00
8/25/2012	64.06	0.00	0.00	0.00	0.00
8/25/2013	59.08	0.00	0.00	0.00	0.00
8/25/2014	53.80	0.00	0.00	0.00	0.00
8/25/2015	48.21	0.00	0.00	0.00	0.00
8/25/2016	42.29	0.00	0.00	0.00	0.00
8/25/2017	36.02	0.00	0.00	0.00	0.00
8/25/2018	29.37	0.00	0.00	0.00	0.00
8/25/2019	22.32	0.00	0.00	0.00	0.00
8/25/2020	14.86	0.00	0.00	0.00	0.00
8/25/2021	6.95	0.00	0.00	0.00	0.00
6/25/2022	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	10.95	3.73	3.25	3.13	2.81

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G7BBG2  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/04/2003  12:54:05

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.80 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G7BBG2 Bond Name: 7A13

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	7A13	7A13	7A13	7A13	7A13
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	100.00	100.00	100.00
8/25/2005	100.00	100.00	100.00	100.00	100.00
8/25/2006	100.00	100.00	100.00	100.00	100.00
8/25/2007	100.00	100.00	100.00	100.00	100.00
8/25/2008	100.00	100.00	100.00	100.00	56.84
8/25/2009	100.00	100.00	100.00	69.20	14.24
8/25/2010	100.00	100.00	65.76	34.83	0.00
8/25/2011	100.00	73.61	40.07	13.92	0.00
8/25/2012	100.00	45.09	23.48	2.08	0.00
8/25/2013	100.00	19.23	13.00	0.00	0.00
8/25/2014	100.00	4.86	4.86	0.00	0.00
8/25/2015	100.00	0.00	0.00	0.00	0.00
8/25/2016	100.00	0.00	0.00	0.00	0.00
8/25/2017	100.00	0.00	0.00	0.00	0.00
8/25/2018	100.00	0.00	0.00	0.00	0.00
8/25/2019	100.00	0.00	0.00	0.00	0.00
8/25/2020	100.00	0.00	0.00	0.00	0.00
8/25/2021	100.00	0.00	0.00	0.00	0.00
8/25/2022	96.04	0.00	0.00	0.00	0.00
8/25/2023	71.51	0.00	0.00	0.00	0.00
8/25/2024	45.51	0.00	0.00	0.00	0.00
8/25/2025	17.97	0.00	0.00	0.00	0.00
4/25/2026	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	20.83	8.95	7.99	6.75	5.27

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G7BBG2  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/04/2003  12:54:05

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.80 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G7BBG2 Bond Name: 7A15

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	7A15	7A15	7A15	7A15	7A15
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	100.00	100.00	100.00
8/25/2005	100.00	100.00	100.00	100.00	100.00
8/25/2006	100.00	100.00	100.00	100.00	100.00
8/25/2007	100.00	100.00	100.00	100.00	100.00
8/25/2008	100.00	100.00	100.00	100.00	100.00
8/25/2009	100.00	100.00	100.00	100.00	100.00
8/25/2010	100.00	100.00	100.00	100.00	52.65
8/25/2011	100.00	100.00	100.00	100.00	3.11
8/25/2012	100.00	100.00	100.00	100.00	0.00
8/25/2013	100.00	100.00	100.00	81.05	0.00
8/25/2014	100.00	100.00	100.00	59.89	0.00
8/25/2015	100.00	93.47	93.47	44.15	0.00
8/25/2016	100.00	71.41	71.41	32.44	0.00
8/25/2017	100.00	54.37	54.37	23.77	0.00
8/25/2018	100.00	41.25	41.25	17.35	0.00
8/25/2019	100.00	31.16	31.16	12.60	0.00
8/25/2020	100.00	23.42	23.42	9.11	0.00
8/25/2021	100.00	17.50	17.50	6.55	0.00
8/25/2022	100.00	12.98	12.98	4.68	0.00
8/25/2023	100.00	9.55	9.55	3.31	0.00
8/25/2024	100.00	6.96	6.96	2.32	0.00
8/25/2025	100.00	5.01	5.01	1.61	0.00
8/25/2026	49.27	3.54	3.54	1.09	0.00
8/25/2027	2.45	2.45	2.45	0.73	0.00
8/25/2028	1.65	1.65	1.65	0.47	0.00
8/25/2029	1.06	1.06	1.06	0.29	0.00
8/25/2030	0.63	0.63	0.63	0.17	0.00
8/25/2031	0.33	0.33	0.33	0.09	0.00
8/25/2032	0.12	0.12	0.12	0.03	0.00
6/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	23.09	15.30	15.30	12.55	7.17

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G7BBG2  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/04/2003  12:54:05

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.80 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G7BBG2 Bond Name: 7A16

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	7A16	7A16	7A16	7A16	7A16
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	91.02	85.86	80.69
8/25/2005	100.00	100.00	71.39	55.57	40.13
8/25/2006	100.00	100.00	48.85	22.63	0.00
8/25/2007	100.00	100.00	32.82	1.43	0.00
8/25/2008	100.00	100.00	22.32	0.00	0.00
8/25/2009	100.00	100.00	17.38	0.00	0.00
8/25/2010	100.00	100.00	15.66	0.00	0.00
8/25/2011	100.00	100.00	13.90	0.00	0.00
8/25/2012	100.00	100.00	11.97	0.00	0.00
8/25/2013	100.00	100.00	10.12	0.00	0.00
8/25/2014	100.00	95.89	8.49	0.00	0.00
8/25/2015	100.00	89.04	7.08	0.00	0.00
8/25/2016	100.00	82.18	5.86	0.00	0.00
8/25/2017	100.00	75.41	4.82	0.00	0.00
8/25/2018	100.00	68.78	3.94	0.00	0.00
8/25/2019	100.00	62.37	3.20	0.00	0.00
8/25/2020	100.00	56.18	2.58	0.00	0.00
8/25/2021	100.00	50.26	2.06	0.00	0.00
8/25/2022	100.00	44.61	1.63	0.00	0.00
8/25/2023	100.00	39.23	1.28	0.00	0.00
8/25/2024	100.00	34.14	0.99	0.00	0.00
8/25/2025	100.00	29.31	0.76	0.00	0.00
8/25/2026	100.00	24.75	0.57	0.00	0.00
8/25/2027	91.46	20.45	0.42	0.00	0.00
8/25/2028	77.93	16.40	0.30	0.00	0.00
8/25/2029	63.57	12.59	0.20	0.00	0.00
8/25/2030	48.33	9.01	0.13	0.00	0.00
8/25/2031	32.18	5.64	0.07	0.00	0.00
8/25/2032	15.05	2.48	0.03	0.00	0.00
6/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	26.82	18.72	4.33	2.19	1.75

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G7BBG2  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/04/2003  12:54:05

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.80 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G7BBG2 Bond Name: 7A4

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	7A4	7A4	7A4	7A4	7A4
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	100.00	100.00	100.00
8/25/2005	100.00	100.00	100.00	100.00	100.00
8/25/2006	100.00	100.00	100.00	100.00	100.00
8/25/2007	100.00	100.00	100.00	100.00	100.00
8/25/2008	100.00	100.00	100.00	100.00	100.00
8/25/2009	98.14	96.34	92.50	90.45	88.28
8/25/2010	96.18	92.11	83.76	79.48	75.10
8/25/2011	94.09	86.83	72.78	66.00	59.40
8/25/2012	91.88	80.70	60.65	51.77	40.39
8/25/2013	89.54	73.92	48.47	38.34	27.55
8/25/2014	87.06	67.56	38.64	28.33	18.75
8/25/2015	84.43	61.59	30.73	20.88	12.73
8/25/2016	81.65	55.99	24.37	15.35	8.62
8/25/2017	78.70	50.73	19.26	11.24	5.81
8/25/2018	75.57	45.79	15.17	8.21	3.91
8/25/2019	72.26	41.15	11.89	5.96	2.62
8/25/2020	68.75	36.81	9.28	4.31	1.74
8/25/2021	65.03	32.73	7.20	3.10	1.15
8/25/2022	61.09	28.90	5.54	2.21	0.76
8/25/2023	56.92	25.31	4.23	1.57	0.49
8/25/2024	52.49	21.94	3.20	1.10	0.32
8/25/2025	47.81	18.78	2.39	0.76	0.20
8/25/2026	42.84	15.82	1.76	0.52	0.13
8/25/2027	37.58	13.05	1.26	0.35	0.08
8/25/2028	32.00	10.44	0.88	0.22	0.05
8/25/2029	26.09	8.00	0.59	0.14	0.03
8/25/2030	19.83	5.72	0.37	0.08	0.01
8/25/2031	13.20	3.58	0.20	0.04	0.01
8/25/2032	6.17	1.57	0.08	0.01	*
6/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	20.32	15.28	10.87	9.82	8.99

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G7BBG2  30 year  5.2’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/04/2003  12:54:05

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 5.80 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-21G7BBG2 Bond Name: 7B1

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	7B1	7B1	7B1	7B1	7B1
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	98.71	98.71	98.71	98.71	98.71
8/25/2005	97.34	97.34	97.34	97.34	97.34
8/25/2006	95.90	95.90	95.90	95.90	95.90
8/25/2007	94.36	94.36	94.36	94.36	94.36
8/25/2008	92.74	92.74	92.74	92.74	92.74
8/25/2009	91.01	89.34	85.78	83.88	81.87
8/25/2010	89.19	85.42	77.68	73.70	69.65
8/25/2011	87.26	80.52	67.49	61.21	55.08
8/25/2012	85.21	74.84	56.25	48.01	40.47
8/25/2013	83.04	68.55	44.95	35.56	27.61
8/25/2014	80.74	62.65	35.84	26.28	18.79
8/25/2015	78.30	57.12	28.50	19.37	12.76
8/25/2016	75.72	51.92	22.60	14.23	8.63
8/25/2017	72.98	47.04	17.86	10.43	5.83
8/25/2018	70.08	42.46	14.06	7.61	3.92
8/25/2019	67.01	38.17	11.03	5.53	2.62
8/25/2020	63.76	34.13	8.60	4.00	1.75
8/25/2021	60.31	30.35	6.67	2.87	1.16
8/25/2022	56.65	26.80	5.14	2.05	0.76
8/25/2023	52.78	23.47	3.93	1.45	0.50
8/25/2024	48.68	20.35	2.97	1.02	0.32
8/25/2025	44.33	17.42	2.22	0.70	0.20
8/25/2026	39.73	14.67	1.63	0.48	0.13
8/25/2027	34.85	12.10	1.17	0.32	0.08
8/25/2028	29.68	9.68	0.82	0.21	0.05
8/25/2029	24.20	7.42	0.55	0.13	0.03
8/25/2030	18.39	5.30	0.34	0.07	0.01
8/25/2031	12.24	3.32	0.19	0.04	0.01
8/25/2032	5.73	1.46	0.07	0.01	*
6/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	19.04	14.36	10.27	9.30	8.62

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-21G7BBG2 30 year 5.2's

Date:08/04/2003

12:51:22

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125- 350 II: 0- 0 III: 0- 0

Closing Date: 8/29/2003

WHOLE 30 year Pricing Speed: 300 PSA

Pacl %: 54.41

First Pay:  9/25/2003

WAC:5.80  WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
7I01	21,560,380.95	5.25000	9/03- 9/09	3.25		0.00							7.19
7A12	10,290,181.00	3.00000	9/03- 9/09	3.25		0.00							3.43
7A11	10,290,182.00	3.25000	9/03- 9/09	3.25		0.00							3.43
7A10	10,290,182.00	3.50000	9/03- 9/09	3.25		0.00							3.43
7A9	10,290,182.00	3.75000	9/03- 9/09	3.25		0.00							3.43
7A8	10,290,182.00	4.00000	9/03- 9/09	3.25		0.00							3.43
7A7	10,290,181.00	4.25000	9/03- 9/09	3.25		0.00							3.43
7A6	10,290,182.00	4.50000	9/03- 9/09	3.25		0.00							3.43
7A5	10,290,182.00	4.75000	9/03- 9/09	3.25		0.00							3.43
7A3	10,290,182.00	5.00000	9/03- 9/09	3.25		0.00							3.43
7A2	10,290,182.00	5.25000	9/03- 9/09	3.25		0.00							3.43
7A1	10,290,182.00	5.50000	9/03- 9/09	3.25		0.00							3.43
7I02	975,595.24	5.25000	9/09- 5/15	7.99		0.00							0.33
7A13	20,487,500.00	5.25000	9/09- 5/15	7.99		0.00							6.83
7A14	20,487,500.00	5.00000	9/09- 5/15	7.99		0.00							6.83
7A15	9,051,000.00	5.25000	5/15- 6/33	15.30		0.00							3.02
7A16	98,682,000.00	5.25000	9/03- 6/33	4.33		0.00							32.89
7I03	692,857.14	5.25000	9/08- 6/33	10.87		0.00							0.23
7A4	14,550, 000.00	5.25000	9/08- 6/33	10.87		0.00							4.85
7A17	14,550,000.00	5.00000	9/08- 6/33	10.87		0.00							4.85
7B1	9,000,000.00	5.25000	9/03- 6/33	10.27		0.00				"Sub. Bond, 3.00 percen			3.00

Tot: 21

300,000,000

4.84350

5.43

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

300.000

5.250

PSA 300

358

2

1225.000

5.800

# 1

300.000 5.2500

358.0 2.0 1225.000

Yield Curve

Indices

Yr 2.01 4.88 9.89 27.89

1ML

Yld 1.537 2.808 3.954 4.928

1.330

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-21G7BBG2 30 year 5.2's

Date:08/04/2003

12:51:22

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125- 350 II: 0-0 III: 0- 0

Closing Date: 8/29/2003

WHOLE 30 year Pricing Speed: 300 PSA

Pacl %: 54.41

First Pay:  9/25/2003

WAC:5.80  WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %

Tot: 21

300,000,000

4.84350

5.43

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

300.000

5.250

PSA 300

358

2

1225.000

5.800

# 1

300.000 5.2500

358.0 2.0 1225.000

Yield Curve

Indices

Yr 2.01 4.88 9.89 27.89

1ML

Yld 1.537 2.808 3.954 4.928

1.330

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G8BBG  30 year  5.5’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/12/2003  10:11:09

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 6.38 WAM: 358.00 Pricing Speed: 100 PPC

Deal: CSFB03-21G8BBG Bond Name: 8A2

Months 480	PPC 50	PPC 75	PPC 100	PPC 125	PPC 150
Date	8A2	8A2	8A2	8A2	8A2
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	88.47	83.42	78.34	73.25	68.13
8/25/2005	75.02	64.76	54.99	45.71	36.91
8/25/2006	62.98	49.04	36.50	25.28	15.31
8/25/2007	52.21	35.80	21.87	10.15	0.40
8/25/2008	42.59	24.67	10.31	0.00	0.00
8/25/2009	34.79	16.42	2.62	0.00	0.00
8/25/2010	28.08	9.89	0.00	0.00	0.00
8/25/2011	22.49	5.02	0.00	0.00	0.00
8/25/2012	17.86	1.45	0.00	0.00	0.00
8/25/2013	14.03	0.00	0.00	0.00	0.00
8/25/2014	10.61	0.00	0.00	0.00	0.00
8/25/2015	7.55	0.00	0.00	0.00	0.00
8/25/2016	4.83	0.00	0.00	0.00	0.00
8/25/2017	2.40	0.00	0.00	0.00	0.00
8/25/2018	0.24	0.00	0.00	0.00	0.00
10/25/2018	0.00	0.00	0.00	0.00	0.00

Ave Life	5.17	3.43	2.57	2.07	1.73

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G8BBG2  30 year  5.5’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/12/2003  10:11:09

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 6.38 WAM: 358.00 Pricing Speed: 100 PPC

Deal: CSFB03-21G8BBG Bond Name: 8A3

Months 480	PPC 50	PPC 75	PPC 100	PPC 125	PPC 150
Date	8A3	8A3	8A3	8A3	8A3
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	88.47	83.42	78.34	73.25	68.13
8/25/2005	75.02	64.76	54.99	45.71	36.91
8/25/2006	62.98	49.04	36.50	25.28	15.31
8/25/2007	52.21	35.80	21.87	10.15	0.40
8/25/2008	42.59	24.67	10.31	0.00	0.00
8/25/2009	34.79	16.42	2.62	0.00	0.00
8/25/2010	28.08	9.89	0.00	0.00	0.00
8/25/2011	22.49	5.02	0.00	0.00	0.00
8/25/2012	17.86	1.45	0.00	0.00	0.00
8/25/2013	14.03	0.00	0.00	0.00	0.00
8/25/2014	10.61	0.00	0.00	0.00	0.00
8/25/2015	7.55	0.00	0.00	0.00	0.00
8/25/2016	4.83	0.00	0.00	0.00	0.00
8/25/2017	2.40	0.00	0.00	0.00	0.00
8/25/2018	0.24	0.00	0.00	0.00	0.00
10/25/2018	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	5.17	3.43	2.57	2.07	1.73

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G8BBG  30 year  5.5’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/12/2003  10:11:09

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 6.38 WAM: 358.00 Pricing Speed: 100 PPC

Deal: CSFB03-21G8BBG Bond Name: 8A1

Months 480	PPC 50	PPC 75	PPC 100	PPC 125	PPC 150
Date	8A1	8A1	8A1	8A1	8A1
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	88.47	83.42	78.34	73.25	68.13
8/25/2005	75.02	64.76	54.99	45.71	36.91
8/25/2006	62.98	49.04	36.50	25.28	15.31
8/25/2007	52.21	35.80	21.87	10.15	0.40
8/25/2008	42.59	24.67	10.31	0.00	0.00
8/25/2009	34.79	16.42	2.62	0.00	0.00
8/25/2010	28.08	9.89	0.00	0.00	0.00
8/25/2011	22.49	5.02	0.00	0.00	0.00
8/25/2012	17.86	1.45	0.00	0.00	0.00
8/25/2013	14.03	0.00	0.00	0.00	0.00
8/25/2014	10.61	0.00	0.00	0.00	0.00
8/25/2015	7.55	0.00	0.00	0.00	0.00
8/25/2016	4.83	0.00	0.00	0.00	0.00
8/25/2017	2.40	0.00	0.00	0.00	0.00
8/25/2018	0.24	0.00	0.00	0.00	0.00
10/25/2018	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs) Settlement Date	5.17	3.43	2.57	2.07	1.73

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G8BBG  30 year  5.5’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/12/2003  10:11:09

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 6.38 WAM: 358.00 Pricing Speed: 100 PPC

Deal: CSFB03-21G8BBG Bond Name: 8A5

Months 480	PPC 50	PPC 75	PPC 100	PPC 125	PPC 150
Date	8A5	8A5	8A5	8A5	8A5
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	88.47	83.42	78.34	73.25	68.13
8/25/2005	75.02	64.76	54.99	45.71	36.91
8/25/2006	62.98	49.04	36.50	25.28	15.31
8/25/2007	52.21	35.80	21.87	10.15	0.40
8/25/2008	42.59	24.67	10.31	0.00	0.00
8/25/2009	34.79	16.42	2.62	0.00	0.00
8/25/2010	28.08	9.89	0.00	0.00	0.00
8/25/2011	22.49	5.02	0.00	0.00	0.00
8/25/2012	17.86	1.45	0.00	0.00	0.00
8/25/2013	14.03	0.00	0.00	0.00	0.00
8/25/2014	10.61	0.00	0.00	0.00	0.00
8/25/2015	7.55	0.00	0.00	0.00	0.00
8/25/2016	4.83	0.00	0.00	0.00	0.00
8/25/2017	2.40	0.00	0.00	0.00	0.00
8/25/2018	0.24	0.00	0.00	0.00	0.00
10/25/2018	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs) Settlement Date	5.17	3.43	2.57	2.07	1.73

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G8BBG  30 year  5.5’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/12/2003  10:11:09

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 6.38 WAM: 358.00 Pricing Speed: 100 PPC

Deal: CSFB03-21G8BBG Bond Name: 8A6

Months 480	PPC 50	PPC 75	PPC 100	PPC 125	PPC 150
Date	8A6	8A6	8A6	8A6	8A6
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	100.00	100.00	100.00
8/25/2005	100.00	100.00	100.00	100.00	100.00
8/25/2006	100.00	100.00	100.00	100.00	100.00
8/25/2007	100.00	100.00	100.00	100.00	100.00
8/25/2008	100.00	100.00	100.00	92.39	27.94
8/25/2009	100.00	100.00	100.00	45.04	0.00
8/25/2010	100.00	100.00	79.00	15.57	0.00
8/25/2011	100.00	100.00	53.43	1.47	0.00
8/25/2012	100.00	100.00	38.25	0.00	0.00
8/25/2013	100.00	91.77	29.87	0.00	0.00
8/25/2014	100.00	75.98	23.28	0.00	0.00
8/25/2015	100.00	62.75	18.09	0.00	0.00
8/25/2016	100.00	51.68	14.02	0.00	0.00
8/25/2017	100.00	42.42	10.84	0.00	0.00
8/25/2018	100.00	34.70	8.34	0.00	0.00
8/25/2019	87.76	28.26	6.39	0.00	0.00
8/25/2020	75.31	22.90	4.88	0.00	0.00
8/25/2021	64.25	18.45	3.70	0.00	0.00
8/25/2022	54.45	14.77	2.79	0.00	0.00
8/25/2023	45.76	11.72	2.08	0.00	0.00
8/25/2024	38.07	9.21	1.54	0.00	0.00
8/25/2025	31.28	7.15	1.12	0.00	0.00
8/25/2026	25.29	5.46	0.81	0.00	0.00
8/25/2027	20.01	4.08	0.57	0.00	0.00
8/25/2028	15.38	2.96	0.39	0.00	0.00
8/25/2029	11.32	2.06	0.25	0.00	0.00
8/25/2030	7.76	1.33	0.15	0.00	0.00
8/25/2031	4.66	0.76	0.08	0.00	0.00
8/25/2032	1.97	0.30	0.03	0.00	0.00
6/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	20.36	14.43	9.56	6.07	4.76

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G8BBG  30 year  5.5’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/12/2003  10:11:09

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 6.38 WAM: 358.00 Pricing Speed: 100 PPC

Deal: CSFB03-21G8BBG Bond Name: 8A4

Months 480	PPC 50	PPC 75	PPC 100	PPC 125	PPC 150
Date	8A4	8A4	8A4	8A4	8A4
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	100.00	100.00	100.00	100.00	100.00
8/25/2005	100.00	100.00	100.00	100.00	100.00
8/25/2006	100.00	100.00	100.00	100.00	100.00
8/25/2007	100.00	100.00	100.00	100.00	100.00
8/25/2008	100.00	100.00	100.00	100.00	100.00
8/25/2009	95.25	93.64	91.97	90.23	79.53
8/25/2010	89.64	86.15	82.60	79.00	47.09
8/25/2011	82.47	76.60	70.84	65.20	28.16
8/25/2012	74.16	65.80	57.99	47.52	17.70
8/25/2013	65.15	54.60	45.29	34.80	12.09
8/25/2014	57.12	45.21	35.29	25.42	8.25
8/25/2015	49.95	37.34	27.43	18.52	5.61
8/25/2016	43.55	30.75	21.26	13.46	3.80
8/25/2017	37.85	25.24	16.43	9.75	2.57
8/25/2018	32.78	20.64	12.64	7.04	1.73
8/25/2019	28.27	16.81	9.69	5.06	1.16
8/25/2020	24.26	13.63	7.39	3.62	0.78
8/25/2021	20.70	10.98	5.61	2.57	0.51
8/25/2022	17.54	8.79	4.22	1.82	0.34
8/25/2023	14.74	6.97	3.15	1.27	0.22
8/25/2024	12.26	5.48	2.33	0.88	0.14
8/25/2025	10.08	4.25	1.70	0.60	0.09
8/25/2026	8.15	3.25	1.22	0.41	0.06
8/25/2027	6.45	2.43	0.86	0.27	0.04
8/25/2028	4.95	1.76	0.59	0.17	0.02
8/25/2029	3.65	1.22	0.38	0.11	0.01
8/25/2030	2.50	0.79	0.23	0.06	0.01
8/25/2031	1.50	0.45	0.13	0.03	*
8/25/2032	0.63	0.18	0.05	0.01	*
6/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	13.36	11.65	10.51	9.59	7.63

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G8BBG  30 year  5.5’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/12/2003  10:11:09

CMO Desk

Settlement Date:  8/29/2003  WHOLE 30 year WAC: 6.38 WAM: 358.00 Pricing Speed: 100 PPC

Deal: CSFB03-21G8BBG Bond Name: 8B1

Months 480	PPC 50	PPC 75	PPC 100	PPC 125	PPC 150
Date	8B1	8B1	8B1	8B1	8B1
8/29/2003	100.00	100.00	100.00	100.00	100.00
8/25/2004	98.84	98.84	98.84	98.84	98.84
8/25/2005	97.61	97.61	97.61	97.61	97.61
8/25/2006	96.29	96.29	96.29	96.29	96.29
8/25/2007	94.89	94.89	94.89	94.89	94.89
8/25/2008	93.40	93.40	93.40	93.40	93.40
8/25/2009	88.96	87.46	85.90	84.28	82.58
8/25/2010	83.72	80.46	77.15	73.79	70.37
8/25/2011	77.03	71.54	66.16	60.90	55.74
8/25/2012	69.26	61.46	54.16	47.35	41.03
8/25/2013	60.85	51.00	42.30	34.67	28.04
8/25/2014	53.35	42.22	32.96	25.33	19.12
8/25/2015	46.65	34.87	25.62	18.46	13.00
8/25/2016	40.68	28.72	19.86	13.41	8.82
8/25/2017	35.36	23.57	15.34	9.71	5.96
8/25/2018	30.62	19.28	11.81	7.01	4.02
8/25/2019	26.40	15.70	9.05	5.04	2.69
8/25/2020	22.66	12.73	6.90	3.60	1.80
8/25/2021	19.33	10.25	5.24	2.56	1.19
8/25/2022	16.38	8.21	3.94	1.81	0.79
8/25/2023	13.77	6.51	2.95	1.27	0.51
8/25/2024	11.45	5.12	2.18	0.88	0.33
8/25/2025	9.41	3.97	1.59	0.60	0.21
8/25/2026	7.61	3.03	1.14	0.41	0.13
8/25/2027	6.02	2.27	0.80	0.27	0.08
8/25/2028	4.63	1.65	0.55	0.17	0.05
8/25/2029	3.40	1.14	0.36	0.10	0.03
8/25/2030	2.34	0.74	0.22	0.06	0.02
8/25/2031	1.40	0.42	0.12	0.03	0.01
8/25/2032	0.59	0.17	0.04	0.01	*
6/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	12.65	11.05	9.99	9.24	8.68

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-21G8BBG 30 year 5.5's

Date:08/12/2003

10:07:44

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 8/29/2003

WHOLE 30 year Pricing Speed: 100 PPC

First Pay: 9/25/2003

WAC:6.38  WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
8A2	6,203,590.91	5.50000	9/03- 2/10	2.57		0.00							3.41
8A3	45,493,000.00	5.25000	9/03- 2/10	2.57		0.00							25.00
8A1	45,493,000.00	5.50000	9/03- 2/10	2.57		0.00							25.00
8A5	45,493,000.00	5.00000	9/03- 2/10	2.57		0.00							25.00
8A6	18,721,500.00	5.50000	2/10- 6/33	9.56		27.51							10.29
8A4	17,244,500.00	5.50000	9/08- 6/33	10.51		10.01							9.47
8B1	9,555,000.00	5.50000	9/03- 6/33	9.99		9.86				"Sub. Bond, 5.25 percen			5.25
Tot: 7	182,000,000		5.31253	4.37

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

182.000

5.500

PPC 100

358

2

778.556

6.380

# 1

182.000 5.5000

358.0 2.0 778.556

Yield Curve

Indices

Yr 1.97 3.01 5.01 10.01 27.51

1ML

Yld 1.772 2.348 3.253 4.371 5.291

1.810

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G9BBG  30 year  5.5’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/14/2003  16:26:05

CMO Desk

Settlement Date:  6/30/2003  WHOLE 30 year WAC: 6.30  WAM: 358.00 Pricing Speed: 100 PPC

Deal: CSFB03-21G9BBG Bond Name: 9A1

Months 480	PPC 0	PPC 50	PPC 100	PPC 150	PPC 200
Date	9A1	9A1	9A1	9A1	9A1
6/30/2003	100.00	100.00	100.00	100.00	100.00
6/25/2004	98.82	92.20	85.53	78.82	72.04
6/25/2005	97.57	82.78	69.00	56.25	44.51
6/25/2006	96.24	74.17	55.27	39.31	26.05
6/25/2007	94.82	66.29	43.87	26.62	13.70
6/25/2008	93.31	59.09	34.42	17.14	5.48
6/25/2009	91.70	52.80	27.17	10.97	1.26
6/25/2010	89.99	47.16	21.42	6.78	0.00
6/25/2011	88.16	42.18	17.04	4.25	0.00
6/25/2012	86.22	37.80	13.74	2.84	0.00
6/25/2013	84.15	33.95	11.27	2.10	0.00
6/25/2014	81.95	30.41	9.22	1.56	0.00
6/25/2015	79.60	27.18	7.52	1.15	0.00
6/25/2016	77.10	24.22	6.12	0.85	0.00
6/25/2017	74.44	21.51	4.96	0.62	0.00
6/25/2018	71.61	19.04	4.01	0.45	0.00
6/25/2019	68.60	16.78	3.23	0.33	0.00
6/25/2020	65.38	14.71	2.58	0.24	0.00
6/25/2021	61.96	12.83	2.06	0.17	0.00
6/25/2022	58.32	11.11	1.63	0.12	0.00
6/25/2023	54.44	9.54	1.27	0.09	0.00
6/25/2024	50.31	8.11	0.99	0.06	0.00
6/25/2025	45.92	6.81	0.76	0.04	0.00
6/25/2026	41.23	5.63	0.57	0.03	0.00
6/25/2027	36.25	4.55	0.42	0.02	0.00
6/25/2028	30.94	3.57	0.30	0.01	0.00
6/25/2029	25.28	2.69	0.21	0.01	0.00
6/25/2030	19.26	1.88	0.13	*	0.00
6/25/2031	12.85	1.16	0.07	*	0.00
6/25/2032	6.03	0.50	0.03	*	0.00
4/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	19.35	8.63	4.77	3.03	2.15

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G9BBG  30 year  5.5’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/14/2003  16:26:05

CMO Desk

Settlement Date:  6/30/2003  WHOLE 30 year WAC: 6.30  WAM: 358.00 Pricing Speed: 100 PPC

Deal: CSFB03-21G9BBG Bond Name: 9A2

Months 480	PPC 0	PPC 50	PPC 100	PPC 150	PPC 200
Date	9A2	9A2	9A2	9A2	9A2
6/30/2003	100.00	100.00	100.00	100.00	100.00
6/25/2004	98.82	92.20	85.53	78.82	72.04
6/25/2005	97.57	82.78	69.00	56.25	44.51
6/25/2006	96.24	74.17	55.27	39.31	26.05
6/25/2007	94.82	66.29	43.87	26.62	13.70
6/25/2008	93.31	59.09	34.42	17.14	5.48
6/25/2009	91.70	52.80	27.17	10.97	1.26
6/25/2010	89.99	47.16	21.42	6.78	0.00
6/25/2011	88.16	42.18	17.04	4.25	0.00
6/25/2012	86.22	37.80	13.74	2.84	0.00
6/25/2013	84.15	33.95	11.27	2.10	0.00
6/25/2014	81.95	30.41	9.22	1.56	0.00
6/25/2015	79.60	27.18	7.52	1.15	0.00
6/25/2016	77.10	24.22	6.12	0.85	0.00
6/25/2017	74.44	21.51	4.96	0.62	0.00
6/25/2018	71.61	19.04	4.01	0.45	0.00
6/25/2019	68.60	16.78	3.23	0.33	0.00
6/25/2020	65.38	14.71	2.58	0.24	0.00
6/25/2021	61.96	12.83	2.06	0.17	0.00
6/25/2022	58.32	11.11	1.63	0.12	0.00
6/25/2023	54.44	9.54	1.27	0.09	0.00
6/25/2024	50.31	8.11	0.99	0.06	0.00
6/25/2025	45.92	6.81	0.76	0.04	0.00
6/25/2026	41.23	5.63	0.57	0.03	0.00
6/25/2027	36.25	4.55	0.42	0.02	0.00
6/25/2028	30.94	3.57	0.30	0.01	0.00
6/25/2029	25.28	2.69	0.21	0.01	0.00
6/25/2030	19.26	1.88	0.13	*	0.00
6/25/2031	12.85	1.16	0.07	*	0.00
6/25/2032	6.03	0.50	0.03	*	0.00
4/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	19.35	8.63	4.77	3.03	2.15

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G9BBG  30 year  5.5’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/14/2003  16:26:05

CMO Desk

Settlement Date:  6/30/2003  WHOLE 30 year WAC: 6.30 WAM: 358.00 Pricing Speed: 100 PPC

Deal: CSFB03-21G9BBG Bond Name: 9A3

Months 480	PPC 0	PPC 50	PPC 100	PPC 150	PPC 200
Date	9A3	9A3	9A3	9A3	9A3
6/30/2003	100.00	100.00	100.00	100.00	100.00
6/25/2004	98.82	92.20	85.53	78.82	72.04
6/25/2005	97.57	82.78	69.00	56.25	44.51
6/25/2006	96.24	74.17	55.27	39.31	26.05
6/25/2007	94.82	66.29	43.87	26.62	13.70
6/25/2008	93.31	59.09	34.42	17.14	5.48
6/25/2009	91.70	52.80	27.17	10.97	1.26
6/25/2010	89.99	47.16	21.42	6.78	0.00
6/25/2011	88.16	42.18	17.04	4.25	0.00
6/25/2012	86.22	37.80	13.74	2.84	0.00
6/25/2013	84.15	33.95	11.27	2.10	0.00
6/25/2014	81.95	30.41	9.22	1.56	0.00
6/25/2015	79.60	27.18	7.52	1.15	0.00
6/25/2016	77.10	24.22	6.12	0.85	0.00
6/25/2017	74.44	21.51	4.96	0.62	0.00
6/25/2018	71.61	19.04	4.01	0.45	0.00
6/25/2019	68.60	16.78	3.23	0.33	0.00
6/25/2020	65.38	14.71	2.58	0.24	0.00
6/25/2021	61.96	12.83	2.06	0.17	0.00
6/25/2022	58.32	11.11	1.63	0.12	0.00
6/25/2023	54.44	9.54	1.27	0.09	0.00
6/25/2024	50.31	8.11	0.99	0.06	0.00
6/25/2025	45.92	6.81	0.76	0.04	0.00
6/25/2026	41.23	5.63	0.57	0.03	0.00
6/25/2027	36.25	4.55	0.42	0.02	0.00
6/25/2028	30.94	3.57	0.30	0.01	0.00
6/25/2029	25.28	2.69	0.21	0.01	0.00
6/25/2030	19.26	1.88	0.13	*	0.00
6/25/2031	12.85	1.16	0.07	*	0.00
6/25/2032	6.03	0.50	0.03	*	0.00
4/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	19.35	8.63	4.77	3.03	2.15

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-21G9BBG  30 year  5.5’s

User ID: bchin

Deals Directory:/home/bchin/intexdeals

DEC TABLES REPORT

Date:

08/14/2003  16:26:05

CMO Desk

Settlement Date:  6/30/2003  WHOLE 30 year WAC: 6.30 WAM: 358.00 Pricing Speed: 100 PPC

Deal: CSFB03-21G9BBG Bond Name: 9B1

Months 480	PPC 0	PPC 50	PPC 100	PPC 150	PPC 200
Date	9B1	9B1	9B1	9B1	9B1
6/30/2003	100.00	100.00	100.00	100.00	100.00
6/25/2004	98.82	98.82	98.82	98.82	98.82
6/25/2005	97.57	97.57	97.57	97.57	97.57
6/25/2006	96.24	96.24	96.24	96.24	96.24
6/25/2007	94.82	94.82	94.82	94.82	94.82
6/25/2008	93.31	93.31	93.31	93.31	93.31
6/25/2009	91.70	89.44	87.05	84.51	81.79
6/25/2010	89.99	84.90	79.69	74.36	61.37
6/25/2011	88.16	79.12	70.34	61.84	40.89
6/25/2012	86.22	72.39	59.85	48.58	27.19
6/25/2013	84.15	65.00	49.07	36.04	18.05
6/25/2014	81.95	58.23	40.14	26.67	11.95
6/25/2015	79.60	52.04	32.75	19.69	7.89
6/25/2016	77.10	46.38	26.65	14.49	5.20
6/25/2017	74.44	41.19	21.61	10.64	3.41
6/25/2018	71.61	36.46	17.46	7.78	2.23
6/25/2019	68.60	32.13	14.05	5.66	1.45
6/25/2020	65.38	28.17	11.25	4.10	0.94
6/25/2021	61.96	24.56	8.96	2.95	0.61
6/25/2022	58.32	21.27	7.08	2.11	0.39
6/25/2023	54.44	18.27	5.55	1.50	0.25
6/25/2024	50.31	15.53	4.31	1.05	0.16
6/25/2025	45.92	13.04	3.30	0.73	0.10
6/25/2026	41.23	10.77	2.49	0.50	0.06
6/25/2027	36.25	8.71	1.84	0.33	0.04
6/25/2028	30.94	6.84	1.32	0.22	0.02
6/25/2029	25.28	5.14	0.91	0.13	0.01
6/25/2030	19.26	3.61	0.58	0.08	0.01
6/25/2031	12.85	2.21	0.32	0.04	*
6/25/2032	6.03	0.95	0.13	0.01	*
4/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	19.35	13.49	10.79	9.36	7.97

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-21G4BBG 30 year 5.5’s

Date: 08/14/2003 16:22:09

CMO Structuring Desk:  212 325-4314  Fax: 212 325-8148

Closing Date:  6/30/2003

WHOLE 30 year Pricing Speed: 100 PPC

First Pay: 7/25/2003

WAC: 6.30 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
9A1	29,587,555.00	5.75000	7/03- 4/33	4.77		0.00							43.51
9A2	29,587,556.00	5.50000	7/03- 4/33	4.77		0.00							43.51
9A3	1,344,889.00	0.00000	7/03- 4/33	4.77		0.00							1.98
9B1	7,480,000.00	5.50000	7/03- 4/33	10.79		10.79				"Sub. Bond, 11.00 percen			11.00
Tot:	68,000,000		5.50000			5.43

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

68.000

5.500

PPC 100

358

2

301.278

6.300

# 1   68.000 5.5000                   358.0 2.0 301.278

Yield Curve

Indices

Yr 1.99 2.95 4.95 9.95 27.78

1ML

Yld 1.326 1.591 2.342 3.427 4.429

1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.